UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

April 5, 2019

Date of Report

(Date of earliest event reported)

Hudson Pacific Properties, Inc.

Hudson Pacific Properties, L.P.

(Exact name of registrant as specified in its charter)

Maryland (Hudson Pacific Properties, Inc.)	001-34789	27-1430478 (Hudson Pacific Properties, Inc.)
Maryland (Hudson Pacific Properties, L.P.)	333-202799-01	80-0579682 (Hudson Pacific Properties, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11601 Wilshire Blvd., Ninth Floor Los Angeles, California		90025
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 445-5700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company

Hudson Pacific Properties, Inc.  ☐

Hudson Pacific Properties, L.P.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Hudson Pacific Properties, Inc.  ☐

Hudson Pacific Properties, L.P.  ☐

This Current Report on Form 8-K is filed by Hudson Pacific Properties, Inc. (the “Company”), a Maryland corporation, and Hudson Pacific Properties, L.P. (the “Operating Partnership”), a Maryland limited partnership of which the Company serves as the sole general partner.

ITEM 8.01.	Other Events.

On March 15, 2018, the Company and the Operating Partnership filed with the Securities and Exchange Commission (“SEC”) a shelf registration statement (File Nos. 333-223692 and 333-223692-01), which became immediately effective upon filing. On April 5, 2019, the Company filed with the SEC a prospectus supplement, dated April 5, 2019, pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to the offer and sale of shares of Common Stock from time to time to or through Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, KeyBanc Capital Markets Inc., and/or Wells Fargo Securities, LLC, as the Company’s sales agents (the “Agents”), pursuant to separate Equity Distribution Agreements dated November 16, 2012, each as amended on July 21, 2014, March 17, 2015 and April 5, 2019, each among the Company, the Operating Partnership and each of the Agents. An opinion of Venable LLP with respect to the validity of shares of the Common Stock that may be offered and sold pursuant to the prospectus supplement and the accompanying prospectus is filed herewith as Exhibit 5.1.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

5.1	Opinion of Venable LLP

23.1	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.1 hereto)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2019

Hudson Pacific Properties, Inc.

By:	/s/ Mark T. Lammas
Mark T. Lammas
Chief Financial Officer

Hudson Pacific Properties, L.P.

By:	Hudson Pacific Properties, Inc.
Its General Partner

By:	/s/ Mark T. Lammas
Mark T. Lammas
Chief Financial Officer